Capitol Bancorp Limited

June 2008

Forward Looking Statement

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include expressions such as "expects," "intends," "believes," and "should," which are necessarily statements of belief as to the expected outcomes of future events. Actual results could materially differ from those presented due to a variety of internal and external factors. Actual results could materially differ from those contained in, or implied by such statements. Capitol Bancorp Limited undertakes no obligation to release revisions or report events or circumstances after the date of this presentation. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Corporation's SEC filings, including, but not limited to, the Corporation's report on Form 10-K; the Corporation's reports on Form 10-Q; and other filings. Copies of these filings may be obtained by contacting the Corporation or the SEC.

Offering Overview

▪ Security:	Trust Preferred Security
▪ Offering Price:	$25.00
▪ Expected Gross Offering:	$30,000,000
▪ Annual Dividend:	10.5% area
▪ Proposed Exchange:	NYSE
▪ Common Stock Ticker:	CBC
▪ Call Feature:	Callable on or after June 30, 2013
▪ Maturity:	June 30, 2038
▪ Use of Proceeds:	Support bank development, continued growth and for general corporate purposes

Underwriters

▪ Book Runner:	Stifel Nicolaus
▪ Co-Managers:	Oppenheimer & Co. Howe Barnes Hoefer & Arnett Sterne Agee Keefe, Bruyette & Woods Sandler O'Neill & Partners

Corporate Profile

▪ Symbol:	CBC (NYSE)
▪ Ownership:	Approx. 27% insider Approx. 25% institutional
▪ Founded:	1988
▪ Executive Offices:	Lansing, MI & Phoenix, AZ
▪ Structure:	64 Community Banks
▪ Assets:	$5.1 Billion
▪ Human Capital:	21 CBC Directors 1,600+ Employees 625+ Bank Directors

Our Company Vision

To be a provider of choice
for community-based financial services
through a national alliance
of independent community banks
sharing a competitive advantage



Northwest Region

- Bank of Bellevue
- Bank of Everett
- Bank of Tacoma
- High Desert Bank
- Issaquah Community Bank

California Region

- Bank of Escondido
- Bank of Feather River
- Bank of San Francisco
- Bank of Santa Barbara
- Napa Community Bank
- Point Loma Community Bank
- Sunrise Bank of San Diego
- Sunrise Community Bank

Nevada Region

- 1st Commerce Bank
- Bank of Las Vegas
- Black Mountain Community Bank
- Desert Community Bank
- Red Rock Community Bank

Arizona Region

- Arrowhead Community Bank
- Asian Bank of Arizona
- Bank of Tucson
- Camelback Community Bank
- Colonia Bank
- Mesa Bank
- Southern Arizona Community Bank
- Sunrise Bank of Albuquerque
- Sunrise Bank of Arizona
- Valley First Community Bank
- Yuma Community Bank

Colorado Region

- Fort Collins Commerce Bank
- Larimer Bank of Commerce
- Loveland Bank of Commerce
- Mountain View Bank of Commerce

Texas Region

- Bank of Fort Bend
- Bank of Las Colinas

Midwest Region

- Adams Dairy Bank
- Bank of Belleville
- Community Bank of Lincoln
- Summit Bank of Kansas City

Great Lakes Region

- Ann Arbor Commerce Bank
- Bank of Auburn Hills
- Bank of Maumee
- Bank of Michigan
- Brighton Commerce Bank
- Capitol National Bank
- Detroit Commerce Bank
- Elkhart Community Bank
- Evansville Commerce Bank
- Goshen Community Bank
- Grand Haven Bank**
- Kent Commerce Bank**
- Macomb Community Bank*
- Muskegon Commerce Bank**
- Oakland Commerce Bank*
- Ohio Commerce Bank
- Paragon Bank & Trust**
- Portage Commerce Bank

Northeast Region

- USNY Bank

Southeast Region

- Bank of Valdosta
- Community Bank of Rowan
- First Carolina State Bank
- Peoples State Bank
- Pisgah Community Bank
- Sunrise Bank of Atlanta

* *Plans to be merged into one bank.*
** *Part of a pending sale to a third party.*

CAPITOL BANCORP LIMITED

"the largest small bank company in America"

Operational Model

- Bank Functions
  - Pricing
  - Credit Decisions
  - Business Plan
  - Customer Development Strategy
  - Staffing

- Consolidated Functions
  - Data Processing
  - Risk Management
  - Credit Administration
  - Human Resources
  - Accounting
  - Legal Support
  - Capital Management
  - Internal Audit

Organic Growth

$Millions	1998	2007	CAGR*	3/31/2008
Assets	$1,024	$4,902	19%	$5,067
Loans	724	4,315	22%	4,468
Deposits	891	3,845	18%	3,946

*CAGR for period ended December 31, 1998 through December 31, 2007

Earnings Per Share



$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
1.77
1.79
2.34
2.57
1.27
0.13
2003
2004
2005
2006
2007
1Q'08

CAPITOL BANCORP LIMITED

"the largest small bank company in America"

Asset Quality



2.00%
1.50%
1.00%
0.50%
0.00%
1.20%
1.40%
0.35%
1.06%
1.40%
0.29%
0.89%
1.36%
0.28%
0.98%
1.30%
0.22%
1.68%
1.35%
0.33%
1.99%
1.38%
0.49%
2003
2004
2005
2006
2007
3/31/2008
Nonperforming Loans/Total Loans
Net Loan Losses/Average Loans
Allowance Loan Loss/Total Loans

CAPITOL BANCORP LIMITED

"the largest small bank company in America"

Loan Portfolio



Loans: $4.5 billion
70%
60%
50%
40%
30%
20%
10%
0%
42%
21%
10%
10%
7%
3%
3%
4%
GL
AZ
NV
CA
SE
CO
MW
**



NPL: $88.8 million
70%
60%
50%
40%
30%
20%
10%
0%
62%
15%
6%
5%
3%
0%
0%
9%
GL
AZ
NV
CA
SE
CO
MW
**

** All remaining Regions and other, net. Data as of 3/31/08.

Geographic Diversification

% of Total Assets by Region:

Region	3/31/08	Year-End: 2004	2000	1997
Great Lakes	40.5%	54.2%	67.8%	91.1%
Arizona	20.8	27.8	25.1	7.9
California	10.5	6.9	0.0	0.0
Nevada	9.5	10.2	6.5	0.0
Others	18.7	0.9	0.6	1.0
	100%	100%	100%	100%

Past as Precursor

	1998	1999	2000	.....	2005	2006	2007
New Charters:	6	4	5		9	9	11
% Increase in Charters:	55%	24%	24%		28%	22%	22%
% Increase in Expenses:	58%	56%	31%		20%	18%	28%

Recent Developments

- Announced Divestiture of 4 Western Michigan Affiliate Banks
- Joint Venture with Trust-Oriented Forethought Federal in Indiana
- Planned Consolidation of 2 Eastern Michigan Affiliate Banks

Investment Rationale

- Solid Insider Ownership
- Initiatives to Balance National Footprint
- Growth & Value Combination
- Geographic Diversification & Granular Portfolio
- Growth of Wealth Management Platform
- More Than 50% of Affiliates Still in Development

Capitol Bancorp

Q & A


WA
OR
CA
NV
CO
NE
AZ
NM
TX
MO
IL
IN
MI
OH
NY
NC
GA